UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 30, 2003
                Date of Report (Date of earliest event reported)


                       INKINE PHARMACEUTICAL COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New York                         0-24972              13-3754005
       ----------------                     -------              ----------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
         incorporation)                   File Number)       Identification No.)

                            1787 Sentry Parkway West
                              Building 18,Suite 440
                             Blue Bell, Pennsylvania
                    (Address of principal executive offices)



                                 (215) 283-6850
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  EXHIBITS

-------------------- -----------------------------------------------------------
    Exhibit No.                        Description
-------------------- -----------------------------------------------------------
       99.1          Press release, dated October 30, 2003.
-------------------- -----------------------------------------------------------

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2003, InKine Pharmaceutical Company, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2003. The Company's press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 31, 2003            INKINE PHARMACEUTICAL COMPANY, INC.

                                   By:      /s/ Robert F. Apple
                                           -------------------------------------
                                           Robert F. Apple
                                           Chief Operating and Financial Officer

                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
    Exhibit No.                        Description
-------------------- -----------------------------------------------------------
       99.1          Press release, dated October 30, 2003.
-------------------- -----------------------------------------------------------